UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

FISCALNOTE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39672	88-3772307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pennsylvania Avenue NW 6th Floor
Washington, District of Columbia		20004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 793-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NOTE	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	NOTE.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2023 (the “Subscription Date”), FiscalNote Holdings, Inc. (the “Company”) entered into an Exchange and Settlement Agreement (the “Exchange and Settlement Agreement”) with GPO FN Noteholder LLC (the “Investor”) pursuant to which (i) the Investor will return 5,881,723 shares of Class A Common Stock held by the Investor to the Company for cancellation, (ii) the Company will issue to the Investor a subordinated convertible promissory note in an initial principal amount of $46,793,888.70 (the “New Note”), and (iii) the parties will agree to a mutual settlement and release of all claims (including, but not limited to, any claims by the Investor for additional shares or money damages resulting from the entry into the Agreement and Plan of Merger, dated November 7, 2021, as amended on May 9, 2022), relating to or arising from the conversion of the Amended and Restated Senior Secured Subordinated Promissory Note, dated December 29, 2020, previously issued by a subsidiary of the pre-business combination FiscalNote Holdings, Inc. to the Investor. The before mentioned transactions are expected to close on or about July 3, 2023.

The New Note will mature on July 3, 2028 (the “Maturity Date”), unless earlier redeemed or repurchased by the Company or converted in accordance with the terms thereof. The New Note will bear interest at a rate of 7.50% per annum payable quarterly in arrears, as follows: (i) for the first year following the date of issuance, interest would be payable in kind by adding interest to the principal amount of the New Note (“PIK Interest”); and (ii) for any period thereafter, interest would be payable in cash or freely tradeable shares of Class A Common Stock, at the Company’s option, with the value per share determined with reference to the trailing 30-day volume weighted average trading price (“VWAP”) prior to the interest payment date, subject to certain exceptions under which the Company will be permitted to pay PIK Interest.

The New Note will be subordinate to the Company’s obligations under its existing senior secured indebtedness which limits certain actions that the Company and the Investor may take under the Note. Additionally, the New Note will be subject to guarantees by the guarantors of the Company’s existing senior secured indebtedness. At any time prior to the Maturity Date, the Investor will be entitled to convert all or any portion of the principal amount of the New Note and accrued interest thereon into shares of Class A Common Stock at the Conversion Price (as defined in the New Note). The Conversion Price will be subject to customary anti-dilution adjustments for stock splits and similar transactions and, subject to standard exceptions, weighted average anti-dilution protection for issuances below the then-prevailing Conversion Price.

The principal amount, together with accrued interest thereon, of the New Note will be redeemable by the Company in whole or in part as follows: (i) from the 24th month following issuance through the 48th month following issuance, if the Measurement Price (defined below) equals or exceeds 120% of the Conversion Price as in effect on the Subscription Date and provided certain other conditions are satisfied; and (ii) thereafter at par, provided certain other conditions are satisfied but regardless of the Measurement Price. “Measurement Price” means the VWAP of the Class A Common Stock on the NYSE during the 30-consecutive trading day period preceding a given redemption date.

In addition, the New Note will contain customary restrictive covenants and events of default provisions. Additionally, pursuant to the Exchange and Settlement Agreement, the Investor received customary resale registration rights with respect to the shares of Class A Common Stock issuable upon conversion of the New Note.

The Exchange and Settlement Agreement and the New Note contain customary representations and warranties of the Company and the Investor. The representations, warranties and covenants contained in the Exchange and Settlement Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties therein, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Exchange and Settlement Agreement and the New Note are incorporated herein by reference only to provide investors with information regarding the terms of the Exchange and Settlement Agreement and the New Note, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities & Exchange Commission.

The foregoing description of the Exchange and Settlement Agreement and the New Note does not purport to be complete and is qualified in its entirety by reference to such exhibits. A copy of the Exchange and Settlement

Agreement is filed as Exhibit 10.1 (with a form of the New Note attached as Exhibit A thereto) to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.01. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The New Note and any shares of Class A Common Stock issuable thereunder will be issued to the Investor in reliance upon Section 4(a)(2) and/or Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), in transactions not involving any public offering. The Investor represented that it was an “accredited investor,” as defined in Regulation D under the Securities Act, and was acquiring the New Note and any shares of Class A Common Stock issuable upon conversion thereof for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws.

The offer and sale of the New Note and any shares of Class A Common Stock issuable upon conversion thereof have not been, and the resale of the New Note will not be, registered under the Securities Act or any applicable state securities laws, and the New Note and any such shares may not be offered or sold except pursuant to an effective registration statement or exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Exchange and Settlement Agreement, dated as of June 30, 2023, including the form of New Note attached as Exhibit A thereto.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCALNOTE HOLDINGS, INC.

By: /s/ Todd Aman
Name: Todd Aman
Title: General Counsel

Date: July 3, 2023